                        SUPPLEMENT DATED OCTOBER 31, 2005
                   TO PROSPECTUSES DATED MAY 1, 2005 OR LATER

     The prospectuses entitled Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable COLI, Variable Estate Protection, Variable Estate Protection Plus, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Edge, Performance Survivorship Universal Life, Performance Executive Variable Life, Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, VUL Accumulator, EPVUL, VUL Protector, SPVL, Survivorship VUL, Protection Variable Universal Life, and Corporate VUL, for variable life contracts issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, are supplemented as follows:

     Effective October 31, 2005, you may select a new investment option, entitled "American Bond," as a variable investment option. When you select this option, we invest your money in a sub-account that invests in a Portfolio of the John Hancock Trust entitled American Bond Trust.

We add the following information to the table in the prospectuses that describes the fees and expenses for each of the Portfolios:


                                                                                                Total Annual
                                                                                                Expenses or Total
Portfolio                 Management Fees        12b-1 Fees              Other Expenses        Portfolio Expenses*
---------                 --------------         -------------          ---------------         --------------------
American Bond Trust             0.44%                  0.60%                   0.04%                  1.08%

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*    The table reflects the aggregate annual operating expenses of the Portfolio and the Master Fund. Currently, Capital Research and Management Company
     (the adviser to the Master Fund) is waiving 10% of its management fees.
     This voluntary fee waiver may be terminated at any time. This waiver is not reflected in the table.

We add the following information to the table in the prospectuses that contains a general description of the Portfolios:


American Bond    Capital Research Management    Seeks to maximize current income
                 Company                        and preserve capital.

                                       ***

     We delete a variable investment option from the prospectuses for policies issued on or after October 31, 2005.

The variable investment option entitled "Small Company" is NOT available for contracts issued on and after October 31, 2005. If you own an affected contract, you should disregard all references in the prospectus to this variable investment option, to the underlying Portfolio entitled "Small Company Trust" and to its portfolio manager (American Century Investment Management, Inc.).

If your contract was issued before October 31, 2005, however, you may continue to invest in the Small Company variable investment option and you should refer to your prospectus for more information before investing in the variable investment option.